                                                                   EXHIBIT 99.2


Exhibit A                                          OMB Number: 3235-0569
(Corrected)                                        Expires: January 31, 2003

           Statement Under Oath of Principal Executive Officer and
        Principal Financial Officer Regarding Facts and Circumstances
                       Relating to Exchange Act Filings

I, Vasant M. Prabhu, Chief Financial Officer (principal financial officer) of Safeway Inc., state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Safeway Inc., and, except as corrected or supplemented in a subsequent covered report:

      - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

      - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with Safeway Inc.'s audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

      - Annual Report on Form 10-K for the fiscal year ended December 29, 2001 of Safeway Inc.;

      - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Safeway Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

      - any amendments to any of the foregoing.

                                             Subscribed and sworn to before me
                                             this 16 day of Aug., 2002.
/s/ Vasant M. Prabhu                              ---       ----
--------------------
 [Signature*]
                                             /s/ Holly S. Seiden
Name: Vasant M. Prabhu                       --------------------
Date: August 16, 2002                        Notary Public
                                             My Commission Expires:1-6-04


[*Separate statements to be signed by each of the Principal Executive Officer and the Principal Financial Officer.]